Award Timing Disclosure	12 Months Ended
Dec. 26, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Grant Practices. New item 402(x) of Regulation S-K requires us to discuss our policies and practices on the timing of awards of options (or similar awards) in relation to the disclosure by us of material nonpublic information. While we do not current grant options (or similar awards), we have implemented procedures to regularize our equity award grant process, by making new hire grants and annual executive grants on the same day each month. The Compensation and People Committee has not granted, nor does it intend in the future to grant, equity compensation awards to executives in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement. Because our equity awards typically vest over multiple years, we believe recipients are motivated to see our stock price rise in the long-term rather than benefit from an immediate but short-term increase in the price of our stock following a grant.

Award Timing Method	While we do not current grant options (or similar awards), we have implemented procedures to regularize our equity award grant process, by making new hire grants and annual executive grants on the same day each month.
Award Timing Predetermined	true
Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	The Compensation and People Committee has not granted, nor does it intend in the future to grant, equity compensation awards to executives in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement.